Securian AM Dynamic Managed Volatility Fund

Institutional Class Shares - VVMIX

A Series of Managed Portfolio Series (the “Trust”)

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Supplement dated July 10, 2020 to the Summary Prospectus dated December 29, 2019
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On July 8, 2020, the Board of Trustees of the Trust approved a revision to the name and investment objective for the Securian AM Dynamic Managed Volatility Fund (the “Dynamic Managed Volatility Fund”). There are no changes to the Dynamic Managed Volatility Fund’s principal investment strategies or its principal risks. Effective September 8, 2020, the Dynamic Managed Volatility Fund will be renamed the Securian AM Balanced Stabilization Fund and the investment objective will be revised as set forth below.

Current Investment Objective	Revised Investment Objective
The Securian AM Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Securian AM Balanced Stabilization Fund seeks to maximize risk-adjusted returns within a balanced portfolio while using hedging techniques to target volatility of 10% or less over a full market cycle.

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Please retain this Supplement with your
Summary Prospectus for future reference.